UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2025

CSX CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered registeredregistered
Common Stock, $1 Par Value	CSX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2025, the Board of Directors (the “Board”) of CSX Corporation (the “Company”) appointed Ann Begeman to serve as a member of the Board, effective immediately. Ms. Begeman, 60, served as a member of the Surface Transportation Board (the “STB”) from 2011 through 2021, including in leadership roles as the STB’s Chairman and Acting Chairman, from 2017 to 2021, and as Vice Chairman. Prior to her tenure at the STB, she served in various positions in the U.S. Senate from 1992 to 2011, including as Republican Staff Director for the U.S. Senate Committee on Commerce, Science, and Transportation, as the U.S. Senate Commerce Committee’s Deputy Staff Director and Transportation Policy Advisor, and as Legislative Director and Acting Chief of Staff for Senator John McCain. Since 2022, Ms. Begeman has provided consulting services on railroad regulatory and government affairs matters after her more than three decades of public service in the legislative and executive branches of government. Her appointment increases the size of the Board from twelve directors to thirteen.

Ms. Begeman previously advised the Company on regulatory and government affairs matters, for which she received payments of $275,000 for services rendered in fiscal year 2024.

As a result, the Board determined that Ms. Begeman does not qualify as independent under the director independence standards set forth in the applicable NASDAQ listing standards. The Board has appointed Ms. Begeman to the Finance Committee.

As a non-employee director, Ms. Begeman will receive compensation consistent with that provided to all non-employee directors, as described in the Company’s Proxy Statement dated March 25, 2024.

Item 7.01.	Regulation FD Disclosure.

On January 27, 2025, the Company issued a press release announcing Ms. Begeman’s appointment as a member of the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are being furnished herewith:

99.1 Press Release, dated January 27, 2025
104 The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSX CORPORATION

		By:	/s/ Michael S. Burns
			Name:	Michael S. Burns
			Title:	Senior Vice President – Chief Legal Officer and Corporate Secretary

DATE:	January 27, 2025